                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 13, 2003
                        (Date of earliest event reported)

                             GREY GLOBAL GROUP INC.

             (Exact name of Registrant as specified in its charter)



    Delaware              0-7898                     3-0802340
   (State of        (Commission File No.)        (IRS Employer
Incorporation)                                  Identification No.)


                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On May 13, 2003, Grey Global Group Inc. issued a press release announcing its operating results for the quarter ending March 31, 2003. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. EXHIBITS.

99.1 Press Release of Grey Global Group Inc. dated May 13, 2003

ITEM 9. REGULATION FD DISCLOSURE.

Exhibit 99.1 attached hereto is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Conditions."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             GREY GLOBAL GROUP INC.
                             By: /s/  Steven G. Felsher, Vice Chairman